Exhibit 99.2

Andy Schroeder – Vice President of Finance and Treasurer February 3, 2009

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest’s current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results, performance, distributions, events or transactions to differ materially from those expressed or implied, are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2007, as amended, and our Quarterly Reports on Form 10-Q, each as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those filings, which identify and discuss significant risks, uncertainties and various other factors that could cause actual results, performance, distributions, events or transactions to vary significantly from those expressed or implied in the forward-looking statements. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations; and Failure to integrate recent or future acquisitions.

Non-GAAP Measures This presentation utilizes the Non-GAAP financial measures of Adjusted EBITDA and Distributable Cash Flow. We define Adjusted EBITDA as net income, plus (i) depreciation, amortization, accretion, and impairment expense; (ii) interest expense; (iii) amortization of deferred financing costs; (iv) disposal of PP&E; (v) non-cash derivative activity; and (vi) non-cash compensation expense. Adjusted EBITDA is not a measure of performance calculated in accordance with GAAP, and should not be considered in isolation or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. Adjusted EBITDA is presented because such information is relevant and is used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of our fundamental business activities. Management believes that the presentation of Adjusted EBITDA is useful to lenders and investors because of its use in the midstream natural gas industry and for master limited partnerships as an indicator of the strength and performance of our ongoing business operations. Additionally, management believes that Adjusted EBITDA provides additional and useful information to our investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. The presentation of Adjusted EBITDA allows investors to view our performance in a manner similar to the methods used by management and provides additional insight to our operating results. In general, we define Distributable Cash Flow as net income, plus (i) depreciation, amortization, accretion and impairment expense; (ii) non-cash earnings from unconsolidated affiliates; (iii) distributions from / contributions to unconsolidated affiliates net of growth capital expenditures; (iv) non-cash compensation expense; (v) non-cash derivative activity; (vi) disposal of PP&E; and (vii) the subtraction of maintenance capital expenditures. Distributable Cash Flow is a significant liquidity metric used by our senior management to compare basic cash flows generated by us to the cash distributions we expect to pay partners. Distributable cash flow is also an important Non-GAAP financial measure for our limited partners since it serves as an indicator of our success in providing a cash return on investment. Distributable cash flow is also a quantitative standard used by the investment community with respect to publicly traded partnerships such as ours because the value of a partnership unit is in part measured by its yield (which in turn is based on the amount of cash distributions a partnership pays to a unit holder). The GAAP measure most directly comparable to Adjusted EBITDA and Distributable Cash Flow is net income. Please see the Appendix and slide 16 for reconciliations of Adjusted EBITDA and Distributable Cash Flow, respectively, to net income.

Unique Structure. Sustainable Growth. Proven Results. Midstream MLP with no incentive distribution rights and a successful track record of quality growth and financial performance High-quality assets serving very prolific natural gas basins in U.S. Top-ranked in customer satisfaction Diverse portfolio of approved expansion projects Strong balance sheet that pre-funds the 2009 capital program Focused on sustainable distributions for unitholders

Geographic Footprint



- **Michigan**
  - 250-mile interstate crude pipeline
  - 90-mile gas gathering pipeline
- **East Texas**
  - 500 MMcf/d gathering capacity
  - 200 MMcf/d processing plant
- **Western Oklahoma**
  - 145 MMcf/d gathering capacity
  - 160 MMcf/d processing plant
- **Southeast Oklahoma**
  - 400 MMcf/d gathering capacity
  - Centrahoma processing JV
- **Other Southwest**
  - 12 gas gathering systems
  - 4 lateral gas pipelines
- **Javelina**
  - Refinery off-gas processing, fractionation, and transportation facilities
- **Appalachia**
  - Five processing plants with combined 330 MMcf/d processing capacity
  - 600K Gal/d NGL fractionation facility
  - 11 million gallon storage capacity
  - 80-mile NGL pipeline
  - Joint venture with NGP Midstream & Resources to develop midstream infrastructure in the Marcellus shale
- **Starfish (50% equity ownership)**
  - West Cameron dehydration facility
  - 1.2 Bcf/d Stingray interstate pipeline

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MARKWEST

Competitive advantages Located in prolific East Texas Basin Cotton Valley, Travis Peak, and Pettit formations Multiple gas and NGL outlets to downstream markets System and plant are essentially new; highly fuel efficient with minimal losses Low-pressure service Common suction design for optimized compression redundancy Market Access Interconnects to the Natural Gas Pipeline (NGPL) and CenterPoint Energy Gas Transmission Pipeline (CEGT) Gathering system 500 MMcf/d capacity (current throughput greater than 475 MMcf/d) Over 300 miles of pipe Over 100,000 hp of compression Gas processing plant 200 MMcf/d cryogenic gas plant 80 MMcf/d expansion under way; operational by December 2008 Highly fuel efficient East Texas System Overview LEGEND NGPL CEGT

Competitive advantages Located in prolific Anadarko Basin and the Granite Wash formation (in the Texas panhandle) Multiple gas outlets to downstream connections Low and medium pressure service System and plant are essentially new; highly fuel efficient and reliable with minimal losses Market Access Interconnects to Panhandle Eastern Pipeline (PEPL), ANR Pipeline System (ANR), and CenterPoint Energy Gas Transmission (CEGT) Gathering system 225 MMcf/d current capacity Includes recently completed 80 MMcf/d expansion into the Granite Wash Over 300 miles of pipe Over 50,000 hp of compression Gas processing plant 160 MMcf/d cryogenic gas plant, including recently completed 60 MMcf/d expansion Highly fuel efficient Western Oklahoma System Overview CEGT PIPELINE ANR PIPELINE PEPL PIPELINE GAS PROCESSING PLANT

Southeast Oklahoma System Overview

- **Competitive advantages**
  - Located in prolific Arkoma Basin
  - Low pressure service
  - In excess of 160,000 dedicated acres in the Woodford Shale play and the Hartshorne coal bed methane (CBM) play
- **Market Access**
  - Interconnects to CenterPoint Energy Gas Transmission (CEGT) and Enogex, Inc
  - Arkoma Connector Pipeline will connect to MEP and Gulf Crossing pipelines at Bennington; operational in mid-2009
  - With Arkoma Connector, we will have 1.3 Bcf/d of takeaway capacity
- **Gathering system**
  - 400 MMcf/d capacity
  - Over 400 miles of mostly large diameter pipe
  - Over 23 compressor stations with 85,000 HP
- **Processing and treating capacity**
  - 40 MMcf/d processing capacity through 40% ownership of Centrahoma joint venture
  - Three amine treating facilities at north and south end of gathering system


McIntosh
Pittsburg
Atoka
Coal
Bryan
Choctaw
LEGEND
GAS / AMINE PLANT
COMPRESSOR STATION
CDP
COUNTY LINE
HIGHWAY
CEGT PIPELINE
ARKOMA CONNECTOR PIPELINE
MEP PIPELINE
GULF CROSSING PIPELINE

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MARKWEST

Refinery off-gas processing 140 MMcf/d cryogenic gas plant produces NGLs and residue gas NGLs are fractionated and residue gas is returned to the refiners for fuel gas Hydrogen is separated from the off-gas through pressure swing absorption (PSA) process Fractionation 1.2 million Gal/d NGL fractionation capacity Products produced include ethylene, ethane, propane, propylene, mixed-butanes, and pentanes Steam methane reformer (SMR) expansion SMR will deliver high-purity hydrogen to refinery customers, a critical component in the production of ultra-low sulfur diesel The expansion is under way and will be operational in early 2010 Project is anchored by a long-term, fee-based contract Javelina Processing Facility Overview Competitive advantages Javelina provides critical services for six refineries in Corpus Christi, Texas All refinery off-gas is committed to Javelina under long-term contracts Excellent relationships with refinery customers Efficient off-gas processing and fractionation facility Product pipelines to critical end markets Corpus Christi Bay Javelina Facilities Valero Refineries Citgo Refineries Flint Hills Refineries

Appalachia Overview

- **Competitive advantages**
  - Largest gas processor in the prolific Appalachian Basin, a critical source of natural gas and natural gas liquids to Northeastern markets
  - Deep local knowledge developed over 20 years of operations
  - NGLs from the gas plants are shipped to Siloam for fractionation, storage, and marketing
    - Produces purity propane, iso-butane, normal butane, and natural gasoline
    - Deep marketing relationships and sales by truck, rail, and barge
    - Storage capacity of approximately 11 million gallons



New York
Mass.
Conn.
Michigan
Pennsylvania
N.J.
Indiana
Ohio
Maryland
West Virginia
Kentucky
Virginia
Tennessee
North Carolina
Existing fractionation, storage and marketing complex (22,000 Bbl/d following expansion)
Existing gas processing facilities
Third-party processing facility

- **Processing Plants**
  - Five plants with total gas processing capacity of 330 MMcf/d
  - Kenova plant recently modified to recover more propane
  - Significant plant expansion under way at Cobb; operational in early 2009
- **Siloam**
  - Current fractionation capacity of 600,000 Gal/d
  - Capacity expansion of 300,000 Gal/d under construction; operational in early 2009
- **Marcellus Joint Venture with NGP Midstream & Resources**
  - Long-term partnership to develop midstream services in the Marcellus
  - Owned 60% by MarkWest and 40% by NGP M&R
  - MarkWest will contribute $100 million of existing Marcellus Shale assets and NGP M&R will invest the next $200 million of capital
  - MarkWest will invest approximately $200 million in incremental capital by the end of 2011

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MARKWEST

Long-term Marcellus Joint Venture Development Plans

- **High-pressure gathering**
  - Over 100+ miles of high-pressure trunkline and 20+ compressor stations
  - MarkWest standalone rich-gas gathering capacity of 150+ MMcf/d
  - Columbia/MarkWest rich-gas gathering capacity of 175+ MMcf/d
- **Processing capacity**
  - 4 processing plants with up to 330 MMcf/d of processing capacity
  - Market outlets to Columbia Gas Transmission and National Fuel
- **NGL Infrastructure**
  - Fractionation capacity of up to 20,000+ Bbl/day
  - Propane sales marketed by truck, pipeline, and rail
  - Normal butane, iso-butane, and natural gasoline marketed by truck, pipeline, and rail



Pennsylvania
Propane pipeline to TEPPCO
Houston Plant Complex
Processing and fractionation capacity
NGL product pipeline and rail yard
Majorsville Plants
Cryogenic plants and pipeline
Area to be served by MarkWest gathering infrastructure
West Virginia
Ohio
Area to be served by Columbia Gas and MarkWest joint gathering and compression facilities

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MARKWEST

“MarkWest Energy Named #1 in Natural Gas Midstream Services Customer Satisfaction” Most Recent EnergyPoint Research, Inc. Customer Satisfaction Survey Growth Driven by Customer Satisfaction R A N G E RESOURCES

Distribution Growth Since IPO



$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
156% Distribution Growth since IPO in May 2002 (16% CAGR)
3Q02
4Q02
1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08

Common Unit Distribution

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MARKWEST

Risk Management Program Nine months ended September 30, 2008 Net Operating Margin(1) by Contract Type NOTE: The Net Operating Margin charts above include the effect of the merger with MarkWest Hydrocarbon. (1) Net Operating Margin is calculated as revenue less purchased product costs. Nine months ended September 30, 2008 Net Operating Margin(1) including Hedges Fee-Based 21% POP&POI 41% Keep-Whole 38% Hedged 42% Fee-Based 28% Commodity Based 30%

Capital Structure 4.5x 3.3x 48% $ 296.2 $ 2,045.6 $ 1,057.8 $ 987.8 498.8 274.1 214.9 – $ 104.9 As of September 30, 2008 272.2 8-1/2% Senior Notes due 2016 4.8x 2.8x 47% $ 200.4 $ 1,164.0 $ 611.3 $ 552.7 – 225.0 55.5 $ 26.5 As of December 31, 2007 ($ in millions) Adjusted EBITDA / Interest Expense (1) Total Debt / Capitalization Total Debt / LTM Adjusted EBITDA (1) Total Capitalization Total Debt 8-3/4% Senior Notes due 2018 Total Partners' Capital 6-7/8% Senior Notes due 2014 Credit Facility LTM Adjusted EBITDA(1) Cash NOTE: Financial data for historical periods has not been restated for the MarkWest Hydrocarbon merger. (1) Adjusted EBITDA and interest expense calculated in accordance with Credit Facility covenants.

$ 105.9 $ 110.1 Total distributions paid (GP and common unitholders) 16.5 1.2 Provision for income tax (22.9) (0.8) Provision for income tax – current $ 156.7 $ 162.6 Distributable cash flow (DCF) 1.48x $ 80.5 $ 106.8 (3.6) 2.8 10.8 (5.3) 13.0 62.4 7.6 57.3 $ 17.2 Year ended December 31, 2007 (1.9) Non-cash losses from unconsolidated affiliates 5.4 Distributions from unconsolidated affiliates, net of growth capital 11.4 Non-cash compensation expense - Loss on disposal of property, plant and equipment 1.48x $ 105.9 $ 156.7 (4.6) 6.4 36.8 81.7 $ 27.9 Nine months ended September 30, 2008 ($ in millions) Depreciation, amortization, accretion, and impairments Non-cash derivative activity Distribution coverage ratio (DCF / Total distributions paid) Distributions paid to common unitholders Maintenance capital expenditures DCF available to common unitholders Other Net income NOTE: Financial data for historical periods has not been restated for the MarkWest Hydrocarbon merger. Distribution Coverage

Investment Highlights Midstream MLP with no incentive distribution rights and a successful track record of quality growth and financial performance High-quality assets serving very prolific natural gas basins in U.S. Top-ranked in customer satisfaction Diverse portfolio of approved expansion projects Strong balance sheet that pre-funds the 2009 capital program Focused on sustainable distributions for unitholders

Appendix

 4.1 – Adjustment for cash flow from non-consolidated investments 4.3 – Pro-forma adjustment for MarkWest Hydrocarbon acquisition $ 200.4 13.0 62.4 41.7 1.2 7.6 57.3 $ 17.2 Year ended December 31, 2007 – Loss on disposal of property, plant, and equipment $ 296.2 15.2 75.4 66.0 17.2 106.2 $ 7.8 LTM 3Q08 ($ in millions) Interest expense Taxes Non-cash derivative activity Depreciation, amortization, accretion, and impairments Non-cash compensation expense Adjusted EBITDA Net income Reconciliation of Adjusted EBITDA to Net Income NOTE: Financial data for historical periods has not been restated for the MarkWest Hydrocarbon merger.